SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006 (May 3, 2006)

National HealthCare Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-13489	52-2057472
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-2020
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2006, National HealthCare Corporation issued a press release announcing its 2006 first quarter results. A copy of the press release is filed as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01. Other Events

On May 3, 2006, National HealthCare Corporation issued a press release announcing its quarterly dividend. A copy of the press release is filed as Exhibit 99.02 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National HealthCare Corporation

By: /s/ Robert G. Adams
Name: Robert G. Adams
Title: President

Date: May 4, 2006

Exhibit Index

Number	Exhibit
99.01	Press release, dated May 3, 2006
99.02	Press release, dated May 3, 2006